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                                                                     Exhibit 23

                   Consent of Independent Public Accountants

   As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-90239.

                                          ARTHUR ANDERSEN LLP

Vienna, Virginia
March 29, 2002